UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 18, 2008
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13927 (Commission File Number)	86-0765798 (I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
On April 18, 2008, CSK Auto Corporation (the “Company”) issued a press release reporting its financial results for the fourth quarter and fiscal year ended February 3, 2008. The full text of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.
The information contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 8.01. Other Events
As noted above, on April 18, 2008, the Company issued a press release reporting its financial results for the fourth quarter and fiscal year ended February 3, 2008. The full text of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.
Also on April 18, 2008, the Company and O’ Reilly Automotive (“O’ Reilly”) announced that the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to O’ Reilly’s proposed acquisition of the Company. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated April 18, 2008.
99.2	Press Release dated April 18, 2008.
Safe Harbor for Forward-Looking Statements
Statements in this Current Report on Form 8-K, including the exhibits, may contain certain forward-looking statements relating to the Company that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All such statements concerning activities, events or developments that the Company expects, believes, or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are based on current expectations, forecasts, and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Additional information on the Company’s risks, uncertainties, and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents filed with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except for any obligation to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof.
This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation
By:	/s/ Randi Val Morrison
Randi Val Morrison
Senior Vice President, General Counsel and Secretary

DATED: April 21, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 18, 2008.
99.2	Press Release dated April 18, 2008.